AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 5, 1998
                                                      REGISTRATION NO. 333-50383
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                -----------------

                              PROTECTION ONE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                              92-1063818
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                      PROTECTION ONE ALARM MONITORING, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                               93-1064579
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              6011 BRISTOL PARKWAY
                          CULVER CITY, CALIFORNIA 90230
                                 (310) 342-6300
               (Address, including zip code, and telephone number,
                 including area code, of registrants' principal
                                executive office)

                             JAMES M. MACKENZIE, JR.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              PROTECTION ONE, INC.
                              6011 BRISTOL PARKWAY
                          CULVER CITY, CALIFORNIA 90230
                                 (310) 342-6300
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                 With a copy to:

                                JEREMY W. DICKENS
                           WEIL, GOTSHAL & MANGES LLP
                         100 CRESCENT COURT, SUITE 1300
                               DALLAS, TEXAS 75201
                                  (214)746-7700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [ X ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]











THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit Number                       Exhibit Description
--------------                       -------------------

1.1               [Intentionally omitted.]

1.2               [Intentionally omitted.]

4.1 Form of Senior Debt Indenture to be entered between Monitoring and a trustee to be named.*

4.2 Form of Subordinated Debt Indenture to be entered between Monitoring and a trustee to be named.*

4.3 Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 filed with Amendment No. 2 to Registration Statement on Form S-1 (No. 33-81292), dated September 22, 1994.)

5.1               Opinion of Weil, Gotshal & Manges LLP.*

12.1 Statement regarding computation of ratio of earnings to fixed charges.*

16.1 Letter from Coopers & Lybrand to the Securities and Exchange Commission re: Change in Certifying Accountant (incorporated by reference to Exhibit 16 to Amendment No. 1 to the Current Report on Form 8-K filed by POI and Monitoring dated February 5, 1998.)

23.1              Consent of Arthur Andersen LLP.(1)

23.2 Consent of Weil, Gotshal & Manges LLP (included in the Opinion filed as Exhibit 5.1)*

---------------------------
* Filed herewith.
(1)   Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 1 to Registration Statement No. 333-50383, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Irving, Texas, on May 5, 1998.

                                           PROTECTION ONE, INC.
                                           PROTECTION ONE ALARM MONITORING, INC.

                                           By:  /s/ JOHN W. HESSE
                                               ---------------------------------
                                               John W. Hesse
                                               Executive Vice President and
                                               Chief Financial Officer

                                POWER OF ATTORNEY

         Know all those by these presents, that each person whose signature appears below constitutes and appoints each of James M. Mackenzie, Jr. and John
W. Hesse, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full Power of Substitution and Resubstitution, for such person and in his name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-3 of Protection One, Inc. and Protection One Alarm Monitoring, Inc. under the Securities Act of 1933, as amended, including, without limitation the generality of the foregoing, to sign the Registration Statement in the name and on behalf of Protection One, Inc. and Protection One Alarm Monitoring, Inc. or on behalf of the undersigned as a director or officer of Protection One, Inc. or Protection One Alarm Monitoring, Inc., and any and all amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, and to sign any and all additional Registration Statements relating to the same offering of Securities as the Registration Statement that are filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

Signature                                 Title                         Date


         *                     President, Chief Executive           May 5, 1998
-----------------------------  Officer and Director
James M. Mackenzie, Jr.        (Principal Executive Officer)


/s/ JOHN W. HESSE              Executive Vice President,            May 5, 1998
-----------------------------  Chief Financial Officer and
John W. Hesse                  Secretary
                               (Principal Financial and
                               Accounting Officer)


         *                     Director                             May 5, 1998
-----------------------------
Peter C. Brown


         *                     Director                             May 5, 1998
-----------------------------
Robert M. Chefitz


         *                     Director                             May 5, 1998
-----------------------------
Howard A. Christensen

         *                     Director                             May 5, 1998
-----------------------------
Ben M. Enis

         *                     Director                             May 5, 1998
-----------------------------
Joseph J. Gardner


         *                     Director                             May 5, 1998
-----------------------------
William J. Gremp


         *                     Director                             May 5, 1998
-----------------------------
Steven L. Kitchen


         *                     Director                             May 5, 1998
-----------------------------
Carl M. Koupal, Jr.


         *                     Director                             May 5, 1998
-----------------------------
John C. Nettels, Jr.


         *                     Director                             May 5, 1998
-----------------------------
Jane Dresner Sadaka


         *                     Director                             May 5, 1998
-----------------------------
James Q. Wilson

*By:  /s/ JOHN W. HESSE
      -----------------------
      John W. Hesse
      Attorney-In-Fact

                                  EXHIBIT INDEX


4.1 Form of Senior Debt Indenture to be entered between Monitoring and a trustee to be named.

4.2 Form of Subordinated Debt Indenture to be entered between Monitoring and a trustee to be named.

5.1               Opinion of Weil, Gotshal & Manges LLP.

12.1 Statement regarding computation of ratio of earnings to fixed charges.

23.3 Consent of Weil, Gotshal & Manges LLP (included in the Opinion filed as Exhibit 5.1)